                                    EXHIBIT A

                                ESCROW AGREEMENT



     ESCROW AGREEMENT dated as of February 22, 2000 by and among EchoCath, Inc., a New Jersey corporation (the "Company"), and Buchanan Ingersoll Professional Corporation, a Pennsylvania professional corporation (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company is offering (the "Offering") a minimum of 600,000 Shares and a maximum of 1,500,000 shares of Class A Common Stock of the Company (the "Shares") for a purchase price of $0.75 per Share upon the exercise of one
(1) warrant for every (4) Shares purchased; and

     WHEREAS, the Escrow Agent has agreed to act as escrow agent and hold and deliver the proceeds of the Offering upon each successive closing of the Offering, as instructed by the Company pursuant to the terms of this Agreement.

     NOW THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. The Company hereby appoints Buchanan Ingersoll Professional Corporation as escrow agent in accordance with the terms and conditions set forth herein. The Escrow Agent agrees to be appointed and to serve hereunder. The Escrow Agent is hereby empowered on behalf of the Company to accept all wire transfers and to endorse and collect all checks, drafts or other instruments received on account of subscriptions for the Shares.

     2. Subject to the terms and conditions of this Agreement, the Escrow Agent will hold and disburse all funds received by it as follows:

         (a) All funds received by the Escrow Agent pursuant to the terms of this Agreement (the "Escrowed Property") shall be held, pending disbursement, in the Escrow Agent's designated attorney trust account, which account does not bear interest.

         (b) The Escrow Agent shall disburse all funds from time to time in accordance with written instructions signed on behalf of the Company. Any such instructions shall include the name of each subscriber in the Offering whose subscription is being accepted and the amount of each subscription so accepted. The Escrow Agent shall not be required to disburse any funds unless and until an aggregate of 600,000 Shares are sold in the Offering.

         (c) In the event that the Company notifies the Escrow Agent that it has not accepted a subscription, the Escrow Agent shall use reasonable efforts to return funds deposited in respect of such subscription, without interest, to the applicable subscriber. Such reasonable efforts may include, but shall not be limited to, wiring such funds to the account from which it was received or sending a check, via first class United States Postal Service mail, for the full amount of such funds to the subscriber at the address indicated on the applicable subscription agreement. If the Escrow Agent is not readily able to determine where to return any such funds, it shall have no further obligation under this provision other than to safekeep such funds.

         (d) In the event any unaccepted funds remain in the escrow past March 31, 2000 the scheduled expiration of the Offering (or such later date to which the Offering may be extended), the Escrow Agent shall return such unaccepted funds to the respective subscribers in accordance with the provisions of subparagraph (c) above.

     3. The Escrow Agent shall not be under any duty to give the property held by it hereunder any greater degree of care than it gives its own similar property.

     4. This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement relating to the Offering except this Escrow Agreement.

     5. The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company shall indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement.

     6. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall be fully protected in any action taken hereunder in good faith and shall not be responsible for any failure or inability of the Company to honor any of the provisions of this Agreement. The Escrow Agent shall be under no liability to the other parties to any document executed in connection with the Offering (except this Agreement) or to anyone else by reason of any failure on the part of any such party to perform such party's obligations under such agreement.

     7. The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

     8. The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any and all expenses, if any, incurred by the Escrow Agent in connection with this Agreement (including, without limitation, any wire transfer fees) and transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such expenses and taxes.

     9. The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

     10. The Escrow Agent may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent designated by the Company in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the Company. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor Escrow Agent or a written disposition instruction by the Company or a final order of a court of competent jurisdiction.

     11. In the event of any disagreement resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or
(ii) a written agreement executed by the parties to the dispute directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable.

     12. The parties hereto hereby irrevocably submit to the jurisdiction of any New Jersey state or federal court sitting in New Jersey in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding arising out of or relating to this Agreement, shall be heard and determined in such a New Jersey state or federal court. The parties hereto hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     13. No printed or other matter in any language which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

     14. Notwithstanding anything to the contrary contained herein, the Escrow Agent's duties and obligations hereunder, and this Agreement, shall terminate upon the release and distribution of the Escrowed Property in accordance with the terms of this Agreement. Notwithstanding the preceding sentence, paragraphs 5 and 8 hereof shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     15. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to each of the subscribers in the Offering and upon and to each of their respective successors, heirs and assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any of the parties hereto without the prior consent of the other.

     16. This Agreement shall be governed by the laws of the State of New Jersey, except with regard to its conflict of law provisions.

     17. The obligations of the Escrow Agent hereunder shall be completed and this Agreement shall terminate upon the delivery of all of the proceeds of the Offering to the Company.



                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                           BUCHANAN INGERSOLL
                                           PROFESSIONAL CORPORATION



                                           By:__________________________________
                                              Name:  William J. Thomas
                                              Title: Member of the Firm



                                           ECHOCHATH, INC.



                                           By:__________________________________
                                              Name:  Frank A. DeBernardis
                                              Title: Chief Executive Officer